UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material under §240.14a-12

VERINT SYSTEMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following contains an e-mail shared with employees of Verint Systems Inc. on August 25, 2025.

This morning, we announced that we have entered into a definitive agreement to be acquired by Thoma Bravo for $2 billion and will become a private company. Thoma Bravo is one of the most prestigious software private equity firms in the world, and their investment represents a strong validation of our CX Automation strategy and AI leadership. Here is a link to the press release.

I am also pleased to share that Thoma Bravo intends to combine Verint and Calabrio (an existing Thoma Bravo portfolio company) – upon closing – to create an even larger scale CX Automation company. The combined company will have the opportunity to sell our differentiated AI platform to a broader set of customers.

I am excited about the opportunity ahead of us and would like to take a moment to thank all 4,000+ Verinteers that helped us become a CX market leader and reach this milestone.

It will take a few months for the deal to close and in the meantime, we will continue to operate as a public company. I’m sure that you have additional questions, and we will continue to update you as we work towards closing of the transaction.

Sincerely,

Dan Bodner

CEO and Chairman

Verint, LLC

Forward-Looking Statements

This communication contains and the other filings and press releases of Verint Systems Inc. may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current beliefs, as well as assumptions made by, and information currently available to, Verint, all of which are subject to change. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Verint’s business and the price of its common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals; (iii) the failure to obtain stockholder approval of the proposed transaction; (iv) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the transaction agreement, including in circumstances requiring Verint to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on Verint’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts Verint’s current plans and operations; (vii) Verint’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (viii) risks related to the diversion of management’s attention from Verint’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed transaction; (x) the ability of Calabrio to obtain financing for the proposed transaction; (xi) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xii) continued availability of capital and financing and rating agency actions; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Verint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) other risks described in Verint’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of Verint’s Annual Report on Form 10-K filed with the SEC on March 26, 2025 and subsequent filings. No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Unlisted or unknown factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the proposed transaction and/or Verint’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. Verint undertakes no obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future events or otherwise, should circumstances change, except as otherwise required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between Verint Systems Inc., Calabrio Inc. and Viking Merger Sub, Inc. Verint expects to announce a special meeting of stockholders as soon as practicable to obtain stockholder approval of the proposed transaction. In connection with the transaction, Verint intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. INVESTORS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Verint with the SEC at the SEC’s website at www.sec.gov, at Verint’s website at www.verint.com or by sending a written request to Verint in care of the Corporate Secretary, at Verint Systems Inc., 225 Broadhollow Road, Melville, New York 11747.

Participants in the Solicitation

The directors and executive officers of Verint, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Verint’s directors and executive officers is available in Verint’s definitive proxy statement filed with the SEC on May 8, 2025 in connection with Verint’s 2025 annual meeting of stockholders. This document can be obtained free of charge from the sources indicated above. Other information regarding persons who may be deemed participants in the solicitation of proxies and a description of their interests, by security holdings or otherwise, will be included in the proxy statement relating to the transaction (when available) and other relevant materials to be filed with the SEC.